AARP Investment Program
from Scudder
                                                               December 31, 1997

Dear AARP Investment Program Shareholder,

     On July 18, 1997, I wrote to tell you that Scudder, Stevens & Clark, Inc. had reached an agreement to form a strategic alliance with the Zurich Group.

     I am now pleased to inform you that as of December 31, 1997, Scudder's business combined with that of Zurich Kemper Investments, Inc., an investment management company owned by the Zurich Group, to form Scudder Kemper Investments, Inc.

     A major advantage of this new relationship is that we can now draw on the strengths and resources of both Scudder and Zurich Kemper Investments, Inc. to bring you even more in-depth investment management capabilities.

        To capitalize on all the expertise of this new organization, we have made changes to several portfolio management teams. These changes are detailed on the reverse side of this letter and are designed to further bolster our commitment to helping you meet your financial goals.

     Of course, our approach to managing your investments will remain the same. Every AARP Mutual Fund will continue to seek competitive returns with less risk due to less share price fluctuations than comparable funds.

     If you have any questions about this information, please feel free to call one of our knowledgeable AARP Mutual Fund Representatives toll-free at 1-800-253-2277. They are available to help you, Monday through Friday, from 8:00 a.m. to 8:00 p.m., ET.

Sincerely,

/s/Linda C. Coughlin
Linda C. Coughlin
Chairperson

    This letter is for explanatory purposes and is not part of the prospectus supplement on the following pages.

AARP Investment Program
from Scudder

                 Supplement to Prospectus dated February 1, 1997

   Trusts                             AARP Mutual Funds
   ------                             -----------------

   AARP Cash Investment Funds         AARP High Quality Money Fund

   AARP Income Trust                  AARP GNMA and U.S. Treasury Fund
                                      AARP High Quality Bond Fund
                                      AARP Bond Fund for Income

   AARP Tax Free Income Trust         AARP High Quality Tax Free Money Fund AARP
                                      Insured Tax Free General Bond Fund

   AARP Growth Trust                  AARP Balanced Stock and Bond Fund
                                      AARP Growth and Income Fund
                                      AARP U.S. Stock Index Fund
                                      AARP Global Growth Fund
                                      AARP Capital Growth Fund
                                      AARP International Stock Fund
                                      AARP Small Company Stock Fund

   AARP Managed Investment            AARP Diversified Income Portfolio
        Portfolios Trust              AARP Diversified Growth Portfolio


The Funds' investment adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. ("Zurich Kemper"), and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper now manages in excess of $200 billion in assets.

Following the transaction, the AARP Mutual Funds and Scudder Family of Funds will continue to be pure no load. The Scudder Family of Funds consists of those Funds or classes of Funds advised by Scudder Kemper which are offered without commissions to purchase or redeem shares or to exchange from one Fund to another.

The transaction between Scudder and Zurich resulted in the termination of each Fund's investment management agreement with Scudder. However, new investment management agreements between each Fund and Scudder Kemper were approved by each respective Fund's Board of Trustees. A special meeting of shareholders (the "Special Meeting") of each Fund was held in October, 1997, at which time the shareholders also approved the new investment management agreements. The new investment management agreements (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") are all effective as of December 31, 1997 and each will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

Each Fund's Investment Management Agreement is the same in all material respects as the corresponding previous investment management agreement, except that Scudder Kemper is the new investment adviser to each Fund.

Each Fund's fundamental policies have been amended by a vote of shareholders at each Fund's respective Special Meeting. Following is a list of each Fund's amended and restated fundamental policies. As a matter of fundamental policy, each Fund will not:

o borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

o    issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

o concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except that each of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks and except that AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio may concentrate in an underlying fund. However, each underlying fund in which each Portfolio of the AARP Managed Investment Portfolios Trust will invest may concentrate its investments in a particular industry);

o engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

o purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

o    purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

o    make loans to other persons, except (i) loans of portfolio securities,  and
     (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

In addition, with respect to each of AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund, the Fund will, as a matter of fundamental policy:

o have at least 80% of its net assets invested in securities that are exempt from Federal income tax during periods of normal market conditions.

Each Fund's non-fundamental borrowing and lending policies have been amended by the respective Fund's Board of Trustees as follows:

o For AARP High Quality Money Fund, AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund: the Fund does not currently intend to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

o For all other Funds,: the Fund does not currently intend to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

o    For  all  Funds,   (except  AARP  Diversified  Income  Portfolio  and  AARP
     Diversified Growth Portfolio): the Fund currently does not intend to lend portfolio securities in an amount greater than 5% of its total assets.

On January 1, 1998, the following lead portfolio managers will assume responsibility for each listed fund's day-to-day operations and overall investment strategy. This list reflects only new lead portfolio management responsibilities; these individuals may also serve as lead portfolio managers on additional funds.

Frank J. Rachwalski, Jr.'s fund management responsibilities include AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund. Mr. Rachwalski joined Zurich Kemper in 1973. Mr. Rachwalski has more than 20 years of experience managing money market portfolios.

Philip G. Condon's fund management responsibilities include AARP Insured Tax Free General Bond Fund. Mr. Condon joined the Adviser in 1983 and has more than 17 years of experience in municipal investing and portfolio management. Mr. Condon has served as a portfolio manager on this team since 1989.

Stephen A. Wohler's fund management responsibilities include AARP High Quality Bond Fund and AARP Bond Fund for Income. Mr. Wohler has over 17 years of experience managing fixed-income investments and has been with the Adviser since 1979. Mr. Wohler has been a portfolio manager for AARP High Quality Bond Fund since 1994.

Richard L. Vandenberg's fund management responsibilities include AARP GNMA and U.S. Treasury Fund. Mr. Vandenberg has been a portfolio manager for Zurich Kemper since 1996 when he joined the firm. Prior to 1996, Mr. Vandenberg had been a portfolio manager for several investment management firms for over 22 years. In addition to being a portfolio manager, Mr. Vandenberg was the head of the taxable fixed-income department at Voyageur Asset Management.

Philip S. Fortuna joins James M. Eysenbach as Co-Lead Portfolio Manager of AARP Small Company Stock Fund. Mr. Fortuna joined the Adviser in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. Mr. Fortuna has been on the portfolio management team of the Fund since its inception in February 1997.

James M. Eysenbach joins Philip S. Fortuna as Co-Lead Portfolio Manager of AARP U.S. Stock Index Fund. Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and is currently director of quantitative research for the Adviser. Mr. Eysenbach has more than ten years of investment research and management experience.

December 31, 1997